Exhibit 10.1

FIRST AMENDMENT TO
LIMITED LIABILITY COMPANY AGREEMENT
OF
WOODBRIDGE WIND-DOWN ENTITY LLC

This First Amendment to Limited Liability Company Agreement (this “Amendment”) of Woodbridge Wind-Down Entity LLC, a Delaware limited liability company (the “Company”), is entered into as of November 30, 2022, by the Company’s sole member, Woodbridge Liquidation Trust (the “Member”).

WHEREAS, the Member is party to that certain Limited Liability Company Agreement of the Company, dated as of February 15, 2019 (the “LLC Agreement”); and

WHEREAS, the Member may amend the LLC Agreement from time to time and the Member deems this Amendment desirable and in the best interest of the Company.

NOW, THEREFORE, in consideration of the mutual promises and agreements made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.       Definitions.  Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the LLC Agreement.

Amendment. Section 13(a) of the LLC Agreement is hereby amended and restated as follows:

“(a)          Except as otherwise expressly provided herein, management of the Company shall be vested in a board of managers of the Company (the “Board”; and each member of the Board, a “Manager”) comprised of (i) the CEO (as defined below) and two (2) other natural persons appointed by the Member until the effectiveness of Frederick Chin’s resignation from the Board on December 31, 2022 and (ii) two (2) natural persons appointed by the Member from and after the effectiveness of Frederick Chin’s resignation from the Board on December 31, 2022.  The Board shall have the power to do any and all acts necessary, convenient or incidental to or for the furtherance of the purposes described herein, including all powers, statutory or otherwise, to effectuate and carry out the purposes and business of the Company.  To the extent of their powers set forth herein, the Board is an agent of the Company for the purpose of the Company’s business and affairs, and the actions of the Board taken in accordance with such powers set forth herein shall bind the Company.  Notwithstanding the last sentence of Section 18-402 of the Act, except as set forth in a duly adopted resolution of the Board that is not inconsistent with this Agreement and the Plan, no individual Manager, in his or her capacity as such, shall have any authority to bind the Company.  The Managers as of November 30, 2022 are Frederick Chin, Richard Nevins and M. Freddie Reiss and will be Richard Nevins and M. Freddie Reiss following the effectiveness of Frederick Chin’s resignation from the Board on December 31, 2022.”

2.       Effect of Amendment.  Except as expressly amended hereby, the LLC Agreement shall continue in full force and effect.  Any references to the LLC Agreement (whether in the LLC Agreement or any agreement, document or certificate contemplated thereby and/or executed in connection therewith) are hereby amended to mean the LLC Agreement as amended by this Amendment.

3.       Severability.  If any term, provision, covenant or restriction contained in this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions contained in this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

4.        Counterparts.  This Amendment may be executed in counterparts and a facsimile or other electronic form of signature shall be of the same force and effect as an original.

5.       Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of law.

6.        Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

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IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has duly executed this Amendment as of the date first above written.

MEMBER:

WOODBRIDGE LIQUIDATION TRUST

By:	/s/ Michael Goldberg
Name: Michael Goldberg
Title: Trustee

 [SIGNATURE PAGE TO FIRST AMENDMENT TO LIMITED LIABILITY COMPANY AGREEMENT OF WOODBRIDGE WIND-DOWN ENTITY LLC]